SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported):          NOVEMBER 12, 2001



                  SINGLE SOURCE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



           NEW YORK                   000-33229                16-1576984
       (State or other               (Commission            (I.R.S. Employer
jurisdiction of incorporation)       File Number)          Identification  No.)



                         121 NORTH SAN VICENTE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA  90211
              (Address of principal executive offices)  (zip code)


                                 (888) 262-1600
              (Registrant's telephone number, including area code)


                     10780 SANTA MONICA BOULEVARD, SUITE 240
                         LOS ANGELES, CALIFORNIA  90025
         (Former name or former address, if changed since last report.)

ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.          OTHER  EVENTS

     Effective November 12, 2001, the Company changed the location and address of its principal place of business to 121 North San Vicente Boulevard, Beverly Hills, California 90211, telephone number (888) 262-1600.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November  20,  2001                    Single  Source Financial Services
                                               Corporation


                                               /s/ Arnold F. Sock
                                               __________________________
                                               By:     Arnold  F.  Sock
                                               Its:    President